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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) May 17, 2001

                               TRUSERV CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

            2-20910                                   36-2099896
   (Commission File Number)              (I.R.S. Employer Identification No.)

8600 WEST BRYN MAWR AVENUE, CHICAGO, ILLINOIS                    60631-3505
  (Address of Principal Executive Offices)                       (Zip Code)

                                  773-695-5000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Unaudited Financial Statements

Attached hereto as Exhibit 99.A are the unaudited condensed consolidated financial statements of the company for the first quarter ended March 31, 2001.

Item 7. Financial Statements and Exhibits

Exhibit Index

99.A    Unaudited Condensed Consolidated Financial Statements of TruServ
Corporation



SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TRUSERV CORPORATION
                                                (Registrant)



Date: May 17, 2001                              By /s/ PAMELA FORBES LIEBERMAN
                                                --------------------------------
                                                Name:  Pamela Forbes Lieberman
                                                Title: Senior Vice President and
                                                       Chief Financial Officer








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